PREPAID EXPENSE AND OTHER CURRENT ASSETS, NET	12 Months Ended
Mar. 31, 2024
PREPAID EXPENSE AND OTHER CURRENT ASSETS, NET
PREPAID EXPENSE AND OTHER CURRENT ASSETS, NET

NOTE 7 — PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepaid expenses and other current assets, net consist of the following:

	March 31,	March 31,
	2024	2023
Prepaid social security-employee portion	$2,709	$2,111
Loans to third parties and employees (a)	1,307,874	86,674
Security deposits	94,520	83,229
Deferred IPO costs	433,007	448,535
Others	104,538	16,725
Subtotal	1,942,648	637,274
Less: allowance for credit loss	(19,647)	—
Prepaid expenses and other current assets, net	$1,923,001	$637,274
(a)	Loans to third-parties and employees are mainly used for short-term funding to support various third-party suppliers and employees. These loans bear no interest and have terms of no more than one year. As of March 31, 2024 and 2023, the allowance for credit losses was $19,647 and $ nil, respectively.